SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)           October 1, 1997
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                          ALEXION PHARMACEUTICALS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

        Delaware                         0-27756                13-3648318
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(State or Other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)


     25 Science Park, New Haven, CT                                06511
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:       (203) 776-1790
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

     On October 1, 1997, Alexion Pharmaceuticals, Inc. issued the press release filed herewith as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (C) EXHIBITS.

     10.1 Amendment to Joint Development Agreement dated as of September 30, 1997 by and between the Company and United States Surgical Corporation.+

     10.2 Stock Purchase Agreement dated September 30, 1997 by and between the Company and United States Surgical Corporation.+

     99. Press Release dated October 1, 1997.

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+ A request for confidential treatment will be made for portions of such document. Confidential portions have been omitted and will be filed separately with the Commission as required by Rule 24b-2 under the Securities Exchange Act of 1934, as amended.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ALEXION PHARMACEUTICALS, INC.

Date: October 1, 1997                     By: \s\ LEONARD BELL
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                                              Name:  Leonard Bell, M.D.
                                              Title: President, Chief Executive
                                                     Officer, Secretary and
                                                     Treasurer